Exhibit 31.1

Certification of CEO Pursuant to
Securities Exchange Act Rules 13a-14 and 15d-14
as Adopted Pursuant to
Section 302 of the Sarbanes-Oxley Act of 2002

I, Thomas R. Evans, the Chief Executive Officer and President of Bankrate, Inc., certify that:

1. I have reviewed this quarterly report on Form 10-Q of Bankrate, Inc. (“Bankrate”);

2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of Bankrate as of, and for, the periods presented in this quarterly report;

4. Bankrate’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for Bankrate and have:

(a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Bankrate is made known to us, particularly during the period in which this report is being prepared;

(b) [Omitted in reliance on SEC Release No. 33-8238; 34-47986 Section III. E.]

(c) Evaluated the effectiveness of Bankrate’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(d) Disclosed in this report any change in Bankrate’s internal control over financial reporting that occurred during our most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, our internal control over financial reporting; and

5. Bankrate’s other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to our auditors and the audit committee of our Board of Directors:

(a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

(b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

COMPANY NAME CORPORATION

November 8, 2004	By:	/s/ Thomas R. Evans
Thomas R. Evans
Chief Executive Officer & President

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